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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into this lst day of July, 2003, between Valero Energy Corporation, a Delaware corporation (the "Company"), and Orion Refining Corporation, a Delaware corporation ("Orion").

                              W I T N E S S E T H:

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is issuing to Orion preferred stock ("Preferred Stock") which is convertible into common stock, $.01 par value, of the Company ("Common Stock") pursuant to a Purchase and Sale Agreement dated as of May 13, 2003, and, in connection with that issuance, the Company has agreed to provide the following persons or entities with registration rights as provided herein: (i) Orion, (ii) any trustee appointed in the bankruptcy of Orion (a "Trustee"),
(iii) any trust or other entity created as part of the bankruptcy of Orion for the benefit of any equity holder, debtholder or other creditor of Orion (each, an "Orion Trust") to which Securities are Transferred and (iv) any Transferee (as defined herein), including without limitation any of the stockholders and debtholders of Orion who acquire the Preferred Stock through the bankruptcy proceedings of Orion, (Orion, any Trustees, any Orion Trusts and any Transferees are collectively referred to herein as the "Holders"). The Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock are collectively referred to as "Securities" and each referred to singularly as a "Security." Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase and Sale Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Shelf Registration. So long as any Transfer Restricted Security (as defined in Section 5 hereof) exists until the second anniversary of the date of issuance of the Preferred Stock, the Company shall take the following actions:

                  (a) The Company shall, within ten days after the date of issuance of the Preferred Stock, file with the Securities and Exchange Commission (the "Commission") and thereafter use its commercially reasonable best efforts to cause to be declared effective as soon as practicable following such filing (but in any event no later than 90 days after the date of issuance of the Preferred Stock) a registration statement (the "Shelf Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 (or any successor provision) under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company shall use its commercially reasonable best efforts to keep the Shelf Registration Statement continuously effective, and, when necessary for that purpose, to amend the Shelf Registration Statement or to supplement the prospectus included therein

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         all as required by the Securities Act, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until such time as all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto or are eligible to be sold under Rule 144(k) under the Securities Act (or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "Shelf Registration Period"); provided, however, that the Company shall not be obligated to keep such Shelf Registration Statement usable during a Suspension Period (as defined below) if:

                           (i) (A) at such time the Company is engaged in confidential negotiations or other confidential business activities and (B) the Company determines, in its reasonable judgment, upon advice of counsel, that the continued usability of such Shelf Registration Statement (x) would require the disclosure of such confidential negotiations or other confidential business activities (but disclosure would not be otherwise required) and (y) such disclosure could be reasonably be expected to be detrimental to the Company in any material respect (a "Confidential Event");

                           (ii) the Company determines, in its reasonable judgment, upon written advice of a nationally recognized investment banking firm selected by the Company to the effect that resales of the Transfer Restricted Securities pursuant to the Shelf Registration Statement could reasonably be expected to interfere in any material respect with the success of a public offering by the Company of its equity securities for which the Company has a good faith intention to promptly commence marketing efforts or other material transaction in which the Company is engaged involving the issuance of equity securities by the Company (a "Company Offering Event"); or

                           (iii) any event occurs or facts are discovered ("Misstatement Event") which make any statement made in such Shelf Registration Statement or the related prospectus untrue in any material respect or which require the making of any changes in such Registration Statement or prospectus in order to make the statements therein not misleading (a "Material Misstatement") and the Company thereafter complies with the requirements of Section 2(h) hereof;

provided, further, that the failure to keep such Shelf Registration Statement usable for offers and sales of Securities for any of the foregoing reasons (X) for the first six months following the effective date of the Shelf Registration Statement, shall occur no more than once and in such instance shall last no longer than 30 days, and (Y) after the sixth-month anniversary of such effective date, shall occur no more than four times in any 365 day period and shall last no longer than 60 days in any 365 day period; provided, further, that the failure to keep such Shelf Registration Statement usable for offers and sales of Securities for a single Company Offering Event or a single Misstatement Event shall last no longer than 30 days in respect of such event. Any such period during which the Company is excused from keeping the Shelf Registration Statement usable for offers and sales of Securities is referred to herein as a "Suspension Period"; a Suspension Period shall commence on and include the date that the Company gives prompt notice to the Holders that the Shelf Registration Statement and the prospectus included therein is no longer usable for offers and sales of Securities as a result of the application of the proviso (which

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contains clauses (i), (ii) and (iii)) of the foregoing sentence and shall end on the earliest to occur of (1) in the event of a Confidential Event, two business days following the public announcement by the Company of the related transaction, (2) in the event of a Confidential Event or a Company Offering Event, the abandonment by the Company of negotiations regarding the Confidential Event or the Company Offering (upon which the Company shall promptly notify the Holders in writing), (3) in the event of a Misstatement Event, two business days following the day on which, whether through the filing of an amendment to the Registration Statement, the making of another filing with the Commission or otherwise, there is no longer a Material Misstatement, (4) the date on which each Holder of Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by
Section 2(h) hereof or is advised in writing by the Company, which shall occur as promptly as practicable following its determination, that use of the prospectus may be resumed, (5) the expiration of 60 days in the aggregate in any 365 day period and (6) in the event of a Company Offering Event or a Misstatement Event, the expiration of 30 days. The Company shall extend the Shelf Registration Period by the number of days during any Suspension Period or any period during which the prospectus has been suspended pursuant to Section 2(h). Notwithstanding anything contained in this Section 1 to the contrary, the Company shall not be excused from keeping the Shelf Registration Statement usable for offers and sales of Securities during any applicable Holder Resale Period due to a Company Offering Event of which the Holders did not have notice prior to initiating such Holder Resale Period, unless on or after the date of the commencement of the applicable Holder Resale Period and prior to the later to occur of 9:00 p.m., Houston time, on the business day immediately following the date of such commencement or 48 hours from receipt of notice of the commencement of a Holder Resale Period, the Company provides written notice to such Holders that the Company elects to commence a Suspension Period as a result of a Company Offering Event in accordance with the terms of this Section 1. A "Holder Resale Period" shall mean a period commencing on the day that Holders of at least 25% of the Transfer Restricted Securities shall have provided written notice to the Company of a current intention to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement and ending at 5:00 p.m., Houston time, on the 12th business day thereafter.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or any amendment and as of the date of the related prospectus or any supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

                  (d) The Shelf Registration Statement shall not include any securities other than the Securities.

                  (e) The methods of distribution of the Securities specified in the Shelf Registration Statement shall include, without limitation, an offering "at market," a firm underwriting and a "best efforts" underwriting.

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         2.       Registration Procedures. In connection with the Shelf
Registration contemplated by Section 1 hereof and the intended method of disposition thereof, the following provisions shall apply so long as any Transfer Restricted Security exists:

                  (a) The Company shall (i), if requested by Orion or a Holder of more than 15% of the Transfer Restricted Securities, furnish, without charge, to Orion or such Holder, prior to the filing thereof with the Commission on a timely basis so as to permit review thereof, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein (except any supplement reflecting only previous sales by the Holders listed therein) and, in the event that Orion or such Holder is participating in the Shelf Registration Statement, the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as Orion or such Holder reasonably may propose, (ii) include in each such document the names of the Holders who have delivered written notice to the Company at least three business days prior to the filing thereof that they propose to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement as selling securityholders and (iii) file pursuant to Rule 424(b) under the Securities Act, or as otherwise required by the Securities Act, an amendment to the Shelf Registration Statement or supplement the prospectus to cover new Holders of Securities upon at least seven business days' prior written notice by such new Holders to such effect.

                  (b) The Company shall give written notice to Orion, the Holders of the Securities and the Holders of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) (1) when the Shelf Registration Statement or any amendment or supplement thereto has been filed with the Commission and (2) when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement after it has been declared effective or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a

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

                  material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

         The Company shall also give notice to Orion and one person designated by the Holders of a majority of the Transfer Restricted Securities to act on behalf of the Holders of the receipt of any comments from the Commission or the staff thereof on the Shelf Registration Statement or the receipt of any other written communications from the Commission or the staff thereof in respect of the Shelf Registration Statement.

                  (c) The Company shall make every commercially reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

                  (d) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, without charge, if the Holder so requests in writing, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (g) The Company shall cooperate with the Holders of the Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request

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         a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

                  (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above during the Shelf Registration Period, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and furnish promptly to each such Holder a copy of the prospectus as so amended or supplemented and such additional copies as any such Holder may reasonably request. If the Company notifies Orion or the Holders of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement that it is invoking a Suspension Period pursuant to Section 1(b) and to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then Orion and the Holders shall suspend use of such prospectus during such Suspension Period.

                  (i) Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Preferred Stock registered for resale under the Shelf Registration Statement, and provide one or more certificates for such Preferred Stock, in a form eligible for deposit with The Depository Trust Company.

                  (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

                  (k) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such Shelf Registration Statement the Securities of a Holder until such Holder furnishes such information to the Company.

                  (l) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration.

                  (m) In the case of the Shelf Registration, the Company shall (i) make reasonably available for inspection by a single representative of the Holders that is designated by a majority of the Transfer Restricted Securities, any underwriter participating in any

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         disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by such representative of the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by one person or entity designated by a majority of the Transfer Restricted Securities and on behalf of the other parties, by one counsel designated by and on behalf of such other parties.

                  (n) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby selling such Securities in an underwritten public offering, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters thereof and dated the closing date of such sale (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(l) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 2(l) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein with the requirements of the Securities Act; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants to provide to any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (o) The Company shall use its commercially reasonable best efforts to cause the Common Stock included in such Shelf Registration Statement to be, upon resale thereunder, listed on each securities exchange, if any, on which any shares of Common Stock are then listed.

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                  (p)      The Company shall use its commercially reasonable
         best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by the Shelf Registration Statement contemplated hereby.

                  (q) In the case of an underwritten offering and if requested by the managing underwriter or agent or any Holder, the Company shall promptly incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of any underwritten offering of the Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment.

                  (r) If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in number of shares of such Transfer Restricted Securities to be included in such offering and will be a firm to which the Company shall not have reasonably objected. Notwithstanding anything to the contrary contained herein, the Company shall not be required to participate in an underwritten public offering of the Transfer Restricted Securities in the manner contemplated by this Agreement unless requested in writing by a majority in number of the Transfer Restricted Securities.

                  (s) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  (t) The Company shall use its commercially reasonable best efforts to make available the executive officers of the Company as reasonably designated by the Company to participate with the Holders of the Securities and any underwriters in one "road show" and associated selling efforts that may be reasonably requested by the Holders in connection with such road show.

         3.       Registration Expenses.

                  (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation:

                           (i) all registration and filing fees and expenses (including filings made with the National Association of Securities Dealers, Inc.);

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                           (ii)     all fees and expenses of compliance with
                  federal securities and state "blue sky" or securities laws;

                           (iii) all expenses of providing certificates and prospectuses;

                           (iv) all fees and disbursements of counsel for the Company;

                           (v)      all application and filing fees in
                  connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                           (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

                  (b) In connection with the Shelf Registration Statement, Orion and the Holders of Transfer Restricted Securities who are selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Shelf Registration Statement shall bear their own expenses.

         4.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Holder of the Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, each director or officer of such Holder and each other person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such directors, officers and controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Shelf Registration Statement or the related prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration

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         Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                  (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company, each director or officer of the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the

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

         indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party except to the extent that the indemnifying party has been materially prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with one counsel reasonably satisfactory to such indemnified parties (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. In the event the indemnifying party assumes defense of such proceeding, any indemnified party shall have the right to participate in such proceeding and retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the named parties to any such proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the indemnifying party shall be responsible for the reasonable expenses of a single additional counsel mutually selected by the indemnifying and the indemnified parties to represent the indemnified parties. If the indemnifying party declines or fails to assume the defense of the action or to employ counsel reasonably satisfactory to the indemnified party, in either case within a 30-day period following notice from the indemnified party, or if a court of competent jurisdiction determines that the indemnifying party is not vigorously defending such action, then such indemnified party may employ counsel to represent or defend it in any such action and the indemnifying party shall pay the reasonable fees and disbursements of such counsel or other representative as incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action,
         (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (iii) such settlement involves only the payment of money.

                  (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by one counsel on behalf of such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time during the Shelf Registration Period the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)) or any other exemption from the registration requirements of the Securities Act. The Company will provide a copy of this Agreement to prospective purchasers of the Preferred Stock identified to the Company by a Holder upon request. Notwithstanding the foregoing, nothing in this Section 5 shall be deemed to require the Company to register any of the Preferred Stock pursuant to the Exchange Act.

         "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; provided that, for the avoidance of any doubt, unless Orion agrees otherwise in writing, any Transfer (including from an Orion Trust) of Securities to any equity holder, debt holder or other creditor of Orion or any affiliate thereof (each an "Orion Claimant") in exchange for or satisfaction of all or any portion of such Orion Claimant's claims against or interests in Orion or any Orion Trust and any Transfer to any Orion Trust, shall not be deemed to be a disposition of such Securities in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         6.       Miscellaneous.

                  (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to Orion or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, Orion or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company hereby represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in number of shares of Transfer Restricted Securities (provided that Holders of Common stock issued upon conversion of Preferred Stock shall be deemed to be Holders of the aggregate number of shares of Preferred stock from which such Common Stock was converted) affected by such amendment, modification, supplement, waiver or consents. Notwithstanding the foregoing, the provisions of this Agreement may not be amended, modified or supplemented in any manner that would uniquely and adversely affect a Holder or group of Holders without such amendment, modification or supplement being approved by written consent of the affected Holder or Holders, as the case may be.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                           (i) if to the Holders, at the most current address shown for the Holders in the records of the Transfer Agent, with a copy in like manner as follows:

                           (ii)     if to Orion:

                                    Orion Refining Corporation
                                    16701 Greenspoint Park Drive
                                    Suite 145
                                    Houston, Texas 77060
                                    Attention:  Ms. Roberta Rossi
                                    Telephone:  (832) 601-1022
                                    Facsimile:  (832) 601-1021

                  with a copy to:

                                    Vinson & Elkins L.L.P.
                                    2300 First City Tower
                                    Suite 2300
                                    Houston, Texas 77002-6760
                                    Attention:  Mr. Bruce R. Bilger
                                    Telephone:  (713) 758-2614
                                    Facsimile:  (713) 615-5429

                  So long as Orion is subject to the jurisdiction of a bankruptcy court. with an additional copy to:

                                    Morris, Nichols, Arsht & Tunnell
                                    1201 North Market Street, P.O. Box 1347
                                    Wilmington, Delaware 19899-1347
                                    Attention:  Mr. Robert Dehney
                                    Telephone:  (302) 575-7353
                                    Facsimile:  (302) 425-4673

                           (iii)    if to the Company, at its address as
                  follows:

                                    Valero Energy Corporation
                                    One Valero Place
                                    San Antonio, Texas 78212
                                    Attention:  Kim Bowers
                                    Telephone:  (210) 370-2246
                                    Facsimile:  (210) 370-5889

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and Orion, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                  (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Transfer Restricted Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Transfer Restricted Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified number of Transfer Restricted Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Transfer Restricted Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (l) Assignment of Rights Hereunder. In connection with any Transfer (as defined herein) of any Transfer Restricted Securities to any Transferee (as defined herein), the person or entity making such Transfer ("Transferor") to a Transferee shall be entitled to assign to such Transferee the Transferor's rights hereunder in respect of such Transfer Restricted Securities provided that the Transferee agrees to be bound by the terms of this Agreement. For purposes of this Agreement, "Transfer" shall mean to sell, transfer, assign or otherwise dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, Transfer Restricted Securities owned by a person or entity and "Transferee" shall mean (i) any person or entity to whom Orion, a Trustee or any Orion Trust Transfers any Transfer Restricted Securities, (ii) any subsequent transferee thereof; provided that in the case of any subsequent transferee, such subsequent transferee must receive Transfer of the Transfer Restricted Securities prior to the sixth-month anniversary date of the effective date of this Agreement, (iii) any Orion Claimant who receives Securities in exchange for or satisfaction of all or any portion of such Orion Claimant's claims against or interests in Orion or any Orion Trust, (iv) any affiliate of Orion, any Trustee, any Orion Trust or any of the persons or entities described in clauses (i), (ii) or (iiii) above and (v) any other person or entity who receives Securities to which the Company agrees in writing to designate as a Transferee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           VALERO ENERGY CORPORATION

                                           By: /s/ Kimberly S. Bowers
                                               ---------------------------------
                                            Name: Kimberly S. Bowers
                                            Title: Vice President

Confirmed and accepted as
   of the date first above
   written:

ORION REFINING CORPORATION

By: /s/ R. M. Rossi
    ----------------------------------
    Name: Roberta M. Rossi
    Title: Senior Vice President & General Counsel